UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election or Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2019, Scott Dowty resigned as a director of Body and Mind Inc. (the “Company”) and voluntarily surrendered any stock options granted to him for cancellation by the Company.

Effective October 16, 2019, the Board of Directors appointed Brent Reuter as a director of the Company. In addition, the Board of Directors also appointed Mr. Reuter as a member of the Company’s audit committee as well as a member and the chairman of the Company’s compensation committee.

As a result, the Company’s current directors and officers are as follows:

Name	Position

Michael Mills	President and Interim Chief Executive Officer

Dong Shim	Chief Financial Officer and Director

Robert Hasman	Director

Kevin Hooks	Director

Brent Reuter	Director

David Wenger	Director

Stephen ‘Trip’ Hoffman	Chief Operating Officer

Darren Tindale	Corporate Secretary

Brent Reuter (age 51) Mr. Reuter has deep experience driving new revenue growth and managing businesses in the banking and investment sectors, most recently as principal investor relations for Onex Corp., a private equity firm, vice-president of asset management for Canadian Imperial Bank of Commerce and as managing director at Royal Bank of Canada with roles in Hong Kong and New York. In these roles, he built high-value client and strategic partnerships, recruited and developed sales teams, and implemented and executed high-impact revenue coverage models. In addition, Mr. Reuter is the senior vice-president of investor relations and strategy of Australis Capital Inc. Mr. Reuter obtained a Bachelor of Business Administration from Lakehead University in Thunder Bay, Ontario in 1990.

Mr. Reuter is appointed as a director nominee of Australis Capital Inc. (“Australis”) pursuant to the Investment Agreement between Australis and the Company, dated Oct. 30, 2018, whereby as long as Australis owns at least 10% of the issued and outstanding common shares of the Company, Australis is entitled to nominate one (1) director to the Board of Directors of the Company.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 16, 2019, the Board of Directors approved an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”) in order to:

(i)	provide that the annual meeting of stockholders is to be held each year within seven months after the end of the fiscal year instead of three months in order to allow sufficient time for the audited financial statements and annual report on Form 10-K to be prepared and available for the Corporation’s stockholders at the annual meeting of stockholders; and

(ii)	reduce the quorum requirement from stockholders representing a majority of the shares entitled to vote in attendance at any meeting of stockholders to stockholders representing ten (10) percent of the shares entitled to vote in attendance at any meeting of stockholders.

Therefore, the Board of Directors amended the Bylaws as follows:

(i)	Deleting in its entirety Section 1 of Article IV. Stockholders’ Meetings of the Bylaws and replacing it with the following:

“Section 1. Annual Meetings. The annual meeting of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting, shall be held each year within seven months after the end of the fiscal year, or at such other time as the Board of Directors or stockholders shall direct; provided, however, that the annual meeting for any year shall be held at no later than thirteen (13) months after the last preceding annual meeting of stockholders.”

(ii)	Deleting in its entirety Section 7(a) of Article IV. Stockholders’ Meetings of the Bylaws and replacing it with the following:

“(a) Stockholders representing ten (10) percent of the shares entitled to vote in attendance at any meeting of stockholders, shall constitute a quorum for the transaction of business at such meeting, unless otherwise specifically provided by these Bylaws or applicable law. When a specified item of business is required to be voted on by a class or series of stock, ten (10) percent of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series. Attendance shall be either in person, by proxy, or by telephonic or radio connection whereby the distant stockholder and those stockholders present in person all hear and may speak to and be heard on the matters raised therein.”

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SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On October 21, 2019, Body and Mind Inc. (the “Company”) issued a news release announcing that Brent Reuter has been appointed to the Board of Directors as Australis Capital Inc.’s nominee on the Board of Directors and replaces Scott Dowty who has resigned from the Board of Directors.

Mr. Reuter is the senior vice-president of investor relations and strategy for Australis Capital Inc. and has a long track record of experience driving new revenue growth and managing businesses in the banking and investment sectors. Mr. Reuter has held positions as principal investor relations for Onex Corp., a private equity firm, vice-president of asset management for Canadian Imperial Bank of Commerce and as managing director at Royal Bank of Canada with roles in Hong Kong and New York. In these roles, he built high-value client and strategic partnerships, recruited and developed sales teams, and implemented and executed high-impact revenue coverage models.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated October 21, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: October 21, 2019	By:	/s/ Dong Shim
Dong Shim
CFO and Director

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